                              NORTH AMERICAN FUNDS
                SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 28, 1996

Portfolio Subadvisory Changes

      Effective October 1, 1996, Goldman Sachs Asset Management, Inc. ("Goldman") resigned as subadviser to the Value Equity and the Asset Allocation Portfolios, Oechsle International Advisors, L.P. ("Oechsle") resigned as subadviser to the Global Growth Portfolio and Wellington Management Company ("Wellington") resigned as subadviser to the Money Market Portfolio. At the North American Fund's Board of Trustees meeting held September 27, 1996, the Board of Trustees of the North American Funds (the "Fund") accepted the resignations of Goldman, Oechsle and Wellington and approved new subadvisory agreeements with T. Rowe Price Associates, Inc. ("T. Rowe Price") as subadviser to the Value Equity Portfolio, Founders Asset Management, Inc. ("Founders") as subadviser to the Asset Allocation Portfolio, Morgan Stanley Asset Management Inc. ("Morgan Stanley") as subadviser to the Global Growth Portfolio and Manufacturers Adviser Corporation ("MAC") as subadviser to the Money Market Portfolio.

      The subadvisory agreements with T. Rowe Price, Founders and MAC with respect to the portfolios that each subadviser will manage are substantially the same as the prior subadvisory agreements for these portfolios, differing only with respect to the effective date of the agreement. The subadvisory agreement with Morgan Stanley with respect to the Global Growth Portfolio is substantially the same as the prior subadvisory agreement for this portfolio, differing only with respect to the subadvisory fee and the effective date of the agreement.

      On October 1, 1996, the subadvisory agreements with T. Rowe Price, Founders, Morgan Stanley and MAC became effective and T. Rowe Price, Founders, Morgan Stanley and MAC immediately commenced to serve as subadvisers to the Value Equity , the Asset Allocation, the Global Growth and the Money Market Portfolios, respectively, in reliance on Rule 15a-4 under the Investment Company Act of 1940. Rule 15a-4 permits T. Rowe Price, Founders, Morgan Stanley and MAC to serve as subadvisers to these Portfolios for a period of 120 days following the termination of the Goldman, Oechsle and Wellington subadvisory agreements. Pursuant to Rule 15a-4, subadvisory agreements with T. Rowe Price, Founders, Morgan Stanley and MAC must be approved by shareholders of the Value Equity, Asset Allocation, Global Growth and Money Market Portfolios, respectively, within 120 days of the termination of the Goldman, Oechsle and Wellington subadvisory agreements. Therefore, the Fund will be soliciting shareholder approval of new subadvisory agreements for these portfolios at a shareholders meeting to be held December 20, 1996.

      Subadvisory Fees

      The subadvisory fees paid by NASL Financial Services, Inc. (the "Adviser") to Morgan Stanley for subadvisory services to the Global Growth Portfolio (the name of the Global Growth Portfolio has been changed to Global Equity as noted below) has been reduced to the following amounts:

                                      Between        Between
                                    $50,000,000    $200,000,000
                       First            and            and        Excess over
Fund                $50,000,000    $200,000,000    $500,000,000   $500,000,000
----                -----------    ------------    ------------   ------------
Global Equity          .500%           .450%          .375%          .325%
Portfolio

SUBADVISORY FEES ARE PAID BY THE ADVISER OUT OF THE ADVISORY FEE AND NOT BY THE NASL SERIES TRUST ("TRUST") OR ANY OF ITS PORTFOLIOS.

      Information Regarding the Subadvisers

      Morgan Stanley

      Morgan Stanley, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At June 30, 1996, Morgan Stanley, together with its affiliated asset management companies, had approximately $103.5 billion of assets under management and fiduciary advice. Frances Campion is primarily responsible for the day-to-day management of the Global Equity Portfolio. Ms. Campion joined Morgan Stanley in January 1990 as a Global Equity Fund Manager and is now a Principal of Morgan Stanley. Ms. Campion also manages the Morgan Stanley Institutional Fund Global Equity Portfolio. Prior to joining Morgan Stanley, Ms. Campion was a U.S. equity analyst with Lombard Odier Limited
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where she had responsibility for the management of global portfolios. Ms.
Campion has ten years of global investment experience. She is a graduate of University College, Dublin.

      All references to Oechsle as subadviser to the Global Growth Portfolio are to Morgan Stanley as subadviser to the Global Growth Portfolio.

      T. Rowe Price

      T. Rowe Price, founded in 1937 by the late Thomas Rowe Price, Jr., is located at 100 East Pratt Street, Baltimore, MD 21202. T. Rowe Price and its affiliates managed over $85 billion of assets for over four million individual and institutional investor accounts as of June 30, 1996.

      The Value Equity Portfolio has an Investment Advisory committee composed of the following members: Brian C. Rogers, Chairman, Stephen W. Boesel, Richard
P. Howard and William J. Stromberg. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the Value Equity Portfolio's investment program. Mr. Roger joined T. Rowe Price in 1982 and has been managing investment since 1983.

All references to Goldman as subadviser to the Value Equity Portfolio are to T. Rowe Price as subadviser to the Value Equity Portfolio.

      Founders

      Information regarding Founders is located on page 49 of the Prospectus. As of December 31, 1995, Founders had approximately $3 billion in assets under management, including $2.5 billion in mutual fund accounts and $.5 billion in other advisory accounts. Brian F. Kelly is the lead portfolio manager for the Asset Allocation Portfolio. Mr. Kelly joined Founders in 1996 following three years as a portfolio manager with Invesco Trust Company and seven years as a senior equity investment analyst for Sears Investment Management Company. A graduate of the University of Notre Dame, Mr. Kelly received his MBA and JD from the University of Iowa. He is also a Certified Public Accountant.

      All references to Goldman as subadviser to the Asset Allocation Portfolio are to Founders as subadviser to the Asset Allocation Portfolio.

      MAC

      MAC, a Colorado corporation, was organized in 1970 and became operational in 1984. MAC is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company, the ultimate controlling parent of the Adviser. Both companies are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

      All references to Wellington as subadviser to the Money Market Portfolio are to MAC as subadviser to the Money Market Portfolio.

      Changes to Portfolio Investment Policies/Portfolio Name Changes

      Global Growth Portfolio

      The name of the Global Growth Portfolio has been changed to "Global
Equity."

      Due to the change in subadviser for the Global Equity Portfolio, the investment policies are amended and restated as follows:

      The Global Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. With respect to the Portfolio, equity securities include common and preferred stock, convertible securities, and rights and warrants to purchase common stocks. Morgan Stanley expects that, under normal circumstances, at least 20% of the Portfolio's total assets will be invested in the common stocks of U.S. issuers. The remainder of the Portfolio will be invested in issuers located throughout the world. At least 65% of the total assets of the Portfolio will be invested in equity securities under normal circumstances. Although the Portfolio intends to invest primarily in securities listed on stock exchanges, it will also invest in securities traded in over-the-counter markets. The Portfolio may invest in American, Global or other types of Depository Receipts.

      Although the Portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held.

      Morgan Stanley's approach in selecting investments for the Portfolio is oriented to individual stock selection, and is value driven. In selecting stocks for the Portfolio, Morgan Stanley initially identifies those stocks which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues, and then evaluates the future value of such stocks by running the results of an in-depth study of the issuer through a dividend discount model. Morgan Stanley utilizes the research of a number of sources, including its affiliate in Geneva, Switzerland, Morgan Stanley Capital International, in identifying attractive securities, and applies a number of proprietary screening criteria to identify those securities it believes to be undervalued. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Morgan Stanley's value criteria. Securities which no longer conform to such value criteria are sold.

      The Global Equity Portfolio will be subject to special risks as a result of its ability to invest up to 100% of its assets in foreign securities. These risks are described under the caption "RISK FACTORS -- Foreign Securities" in the Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION --Taxes" in the Prospectus. The ability to diversify its investment among the equity markets in different countries may, however, reduce the overall level of market risk to the extent it may reduce the Global Equity Portfolio's exposure to a single market.

      Use of Hedging and Other Strategic Transactions. The Global Equity Portfolio is currently authorized to use all of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." Other than currency transactions, it is not presently anticipated that any of these strategies will be used to a signifiicant degree by the Portfolio. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

      Asset Allocation Portfolio

      The name of the Asset Allocation Portfolio has been changed to "Balanced."

      Due to the change in subadviser for the Balanced Portfolio, the investment policies are amended and restated as follows (other than the paragraph entitled "Use of Hedging and Other Strategic Transactions" and the third full paragraph under "Balanced Fund" on page 30 of the Prospectus regarding defining a moderate level of risk tolerance as no more than a 10% decline in portfolio value over a twelve month period):

      To achieve its objective, the Portfolio invests in a balanced portfolio of dividend-paying common stocks, U.S. and foreign government obligations and a variety of corporate fixed-income securities. The Portfolio emphasizes investment in common stocks with the potential for increased dividends, as well as capital appreciation. The Portfolio will maintain a minimum of 25% of its total assets in fixed income, investment grade securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's ("S&P"). Up to 5% of the Portfolio's total assets may be invested in non-investment grade securities (Ba or lower by Moody's, BB or lower by S&P) or unrated debt securities (commonly referred to as "junk bonds"), where the subadviser determines that such securities present attractive opportunities. The Portfolio will not invest in securities rated lower than B by Moody's or S&P. (See "High Yield/High Risk Securities" on page 40 of the Prospectus for information regarding investments in securities rated Baa or lower by Moody's or BBB or lower by S&P.) The Portfolio may also invest in convertible corporate obligations and preferred stocks, and may invest up to 30% (previously the Portfolio could invest up to 20%) of its total assets in foreign securities that pay current dividends or interest. The Portfolio will not invest more than 25% of its total assets in the securities of issuers located in any one foreign country. The Portfolio will be subject to certain risks as a result of its ability to invest up to 30% of its asset in foreign securities. These risks are described under the caption "RISK FACTORS -- Foreign Securities" in the Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in the Prospectus. Normally, the Portfolio will invest a significant percentage (up to 75%) of its total assets in dividend-paying common stocks, convertible corporate obligations, and preferred stocks. There is, however, no limit on the amount of straight securities in which the Portfolio may invest.

SEC Web Site

      The Securities and Exchange Commission ("Commission") maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

                        SUPPLEMENT DATED OCTOBER 1, 1996